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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2007
                                                         ---------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

            Indiana                      0-25023               35-2056949
            -------                      ---------             ----------
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

      220 Federal Drive N.W., Corydon, Indiana               47112
      ----------------------------------------              ------
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (812) 738-2198
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

         On August 23, 2007, First Capital, Inc., the holding company for First Harrison Bank, mailed to its shareholders a quarterly report for the quarter ended June 30, 2007. The quarterly report to shareholders for the quarter ended June 30, 2007 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information:  Not applicable

       (c)    Shell Company Transactions:  Not applicable

       (d)    Exhibits

              Number            Description
              ------            -----------

              99.1              Quarterly Report to Shareholders



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CAPITAL, INC.


Dated: August 23, 2007                 By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer